Exhibit 10.59

AMENDMENT NO. 3 TO
FIRST AMENDED AND RESTATED OPERATING AGREEMENT OF
LIQUIDMETAL COATINGS, LLC

This is Amendment No. 3 (this “Amendment”) to the First Amended and Restated Operating Agreement of Liquidmetal Coatings, LLC, dated February 22, 2008, as amended by Amendment No. 1 thereto dated October 6, 2009 and Amendment No. 2 thereto dated April 30, 2010 (the “Operating Agreement”) entered into among Liquidmetal Coatings, LLC, a Delaware limited liability company (the “Company”), Liquidmetal Technologies, Inc., a Delaware corporation (“LMT”), C3 Capital Partners, L.P., a Delaware limited liability company (“C3”), C3 Capital Partners II, L.P., a Delaware limited liability company (“C3 II” and together with C3, the “C3 Entities”), Larry Buffington, an individual (“Larry Buffington”), and Global Strategy & Capital Group, Inc. D.B.A CRESO Capital Partners (“CRESO”).  Capitalized terms not otherwise defined in this Amendment shall have the meaning ascribed to such terms in the Operating Agreement.  This Amendment is dated as of November 15, 2010.

RECITALS

WHEREAS, simultaneously with the execution of this Agreement, the Members will make additional capital contributions to the Company in the following amounts  (the “Additional Capital Contributions”) in exchange for the number of additional Common Units set forth next to each Member’s name in the following table (the “Additional Units”).

Member	Additional Capital Contributions	Additional Units
Liquidmetal Technologies, Inc.	$1,083,540.77	154,441.98 Class A Common Units
C3 Capital Partners, L.P.	$209,091.29	29,802.73 Class B Common Units
C3 Capital Partners II, L.P.	$151,410.94	21,581.29 Class B Common Units
TOTAL:	$1,444,043.00	205,826.00 Common Units

WHEREAS, simultaneously with the execution of this Agreement and the delivery of the Additional Capital Contributions to the Company, the Members and the Company desire to, effective as of the date hereof, (1) make a distribution to the holders of the Company’s Preferred Units in the aggregate amount of $812,862.61, which represents the accrued but unpaid Priority Return of the Preferred Units as of the date hereof, and (2) redeem an aggregate $381,180.39 Preferred Units owned by the C3 Entities at an aggregate redemption price of $1,194,043.00 (the “Redemption”).

WHEREAS, the Members and the Company desire to hereby amend the Operating Agreement to reflect the Additional Capital Contributions, the Redemption and the issuance of the Additional Units and to make certain other changes to the Operating Agreement, as set forth below.

WHEREAS, although the Company, LMT, the C3 Entities, and Larry Buffington previously executed a document entitled Amendment No. 3 to First Amended and Restated Operating Agreement of Liquidmetal Coatings, LLC, dated August 4, 2010, such document never became effective and was never a part of, or an amendment to, the Operating Agreement.

NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
Amendment of Exhibit A.  Exhibit “A” to the Operating Agreement is hereby amended by deleting the table set forth therein in its entirety and replacing it with the table set forth in Exhibit “A” to this Amendment.

2.
Distribution to the Preferred Unit Holders.  Simultaneously herewith, the Company shall make an aggregate distribution of [   ] to the Preferred Unit Holders, which shall be allocated among the Preferred Unit Holders in proportion to their respective remaining Preferential Return Accounts.

3.
Redemption of Preferred Units.  Simultaneously herewith, the Company shall redeem, and the C3 Entities shall each offer for redemption, [ ] Preferred Units from C3 and [ ] Preferred Units from C3II, respectively, for an aggregate redemption price of [   ].  Each of C3 and C3 II shall, simultaneously herewith, deliver to the Company the unit certificates, endorsed by each such C3 Entity, representing the Preferred Units, and the Company shall cancel such certificates and issue to each of the C3 Entities a new unit certificate representing the number of Preferred Units owned by each such C3 Entity following the Redemption, as reflected in Exhibit “A”.

4.
Amendment of Section 3.8(b).  Section 3.8(b) of the Operating Agreement is hereby amended by deleting the first sentence of the second paragraph of said section in its entirety and replacing it with the following:

“In the event that either or both C3 Capital Partners, L.P. or C3 Capital Partners II, L.P. (the “C3 Entities”), as initial Preferred Unit Holders, are not redeemed in full by the Company by December 31, 2011, the Company will initiate a  private unit offering to the then-existing members of the Company for an amount of proceeds that will be adequate to fully redeem the Preferred Units held by the C3 Entities.  This private unit offering will be initiated on January 1, 2012, and the Company will use reasonable commercial efforts to close such offering on or before January 31, 2012.  If the Company is not able to redeem in full the Preferred Units held by the C3 Entities, then the Company shall issue to the C3 Entities collectively an aggregate additional number of Class B Units as shall be equal to 12% of the Common Units then outstanding.  In addition, thereafter on the last business day of each calendar quarter starting with March 31, 2012, so long as any C3 Entity continues to own Preferred Units on such date, the Company shall issue to the C3 Entities collectively that number of aggregate additional Class B Units equal to 2% of the Common Units then outstanding (the “Equity Payment”).

5.	Reaffirmation of Operating Agreement. Except as modified by this Amendment, the Operating Agreement is hereby reaffirmed in every respect.

6.
Counterparts, Facsimiles.  This Amendment may be executed in counterparts.  Each executed counterpart of this Amendment will constitute an original document, and all executed counterparts, together, will constitute the same agreement.  Any counterpart evidencing signature by one party that is delivered by telecopy by such party to the other party hereto shall be binding on the sending party when such telecopy is sent, and such sending party shall within the days thereafter deliver to the other parties a hard copy of such executed counterpart containing the original signature of such party or its authorized representative.

[signatures follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth hereinabove.

COMPANY:

LIQUIDMETAL COATINGS, LLC

By:		/s/ Larry Buffington
	Name:	Larry Buffington
	Title:	President and CEO

PREFERRED MEMBERS:

C3 CAPITAL PARTNERS, L.P.

By:	Its General Partner

C3 Partners, LLC, a Delaware
limited liability company

By:		/s/ R. L. SmithJr.
Print Name:	Robert L. Smith Jr.
Title:	Manager

C3 CAPITAL PARTNERS II, L.P.

By:	Its General Partner

C3 Partners II, LLC, a Delaware
limited liability company

By:		/s/ R. L. SmithJr.
Print Name:	Robert L. Smith Jr.
Title:	Manager

[Signatures Continue on Following Page]

COMMON MEMBERS:

CLASS A HOLDER:
LIQUIDMETAL TECHNOLOGIES, INC.

/s/ Thomas Steipp
By:	Thomas Steipp
Title:	CEO

CLASS B HOLDERS:
C3 CAPITAL PARTNERS, L.P.

By: Its General Partner

C3 Partners, LLC, a Delaware
limited liability company

By:	/s/ R.L. Smith Jr.
Print Name:	Robert Smith Jr.

Title:	Manager

C3 CAPITAL PARTNERS II, L.P.

By: Its General Partner

C3 Partners II, LLC, a Delaware
limited liability company

By:	/s/ R.L. Smith Jr.
Print Name:	Robert Smith Jr.
Title:	Manager

LARRY BUFFINGTON

/s/ Larry Buffington
Larry Buffington

GLOBAL STRATEGY & CAPITAL GROUP, INC.
D.B.A. CRESO CAPITAL PARTNERS

By:	/s/ Thomas Papa
Print Name:	/s/ Thomas Papa
Title:	Principal

[Signatures Continue on Following Page]

CLASS C HOLDERS:

LARRY BUFFINGTON

/s/ Larry Buffington
Larry Buffington

GLOBAL STRATEGY & CAPITAL GROUP, INC.
D.B.A. CRESO CAPITAL PARTNERS

By:	/s/ Thomas Papa
Print Name:	/s/ Thomas Papa
Title:	Principal

Exhibit “A”

Members	Initial Capital Contribution	Additional Capital Contribution1	Number and Class of Units	Percentage Interest

PREFERRED UNIT HOLDERS

C3 Capital Partners, LP, a Delaware limited partnership C3 Capital, LLC 4520 Main Street Suite 1600 Kansas City, Missouri 64111 Attn: Robert L. Smith Facsimile: 816-756-5552	$1,450,000	N/A	1,106.72 Preferred Units*	NONE**

C3 Capital Partners II, LP, a Delaware limited partnership C3 Capital, LLC 4520 Main Street Suite 1600 Kansas City, Missouri 64111 Attn: Robert L. Smith Facsimile: 816-756-5552	$1,050,000	N/A	801.42 Preferred Units*	NONE**

TOTALS	$2,500,000		1,908.13 Preferred Units*

COMMON UNIT HOLDERS

Liquidmetal Technologies, Inc., a Delaware corporation 30452 Esperanza Rancho Santa Margarita, California 92688 Attention: Legal Department Fax No.: 813.314.0270	$4,027,335	$1,083,540.77	201,878.23 Class A Common Units***	72.86%

Members	Initial Capital Contribution	Additional Capital Contribution1	Number and Class of Units	Percentage Interest

C3 Capital Partners, LP, a Delaware limited partnership C3 Capital, LLC 4520 Main Street Suite 1600 Kansas City, Missouri 64111 Attn: Robert L. Smith Facsimile: 816-756-5552	$635,848.00	$209,091.29	38,956.52 Class B Common Units****	14.06%

C3 Capital Partners II, LP, a Delaware limited partnership C3 Capital, LLC 4520 Main Street Suite 1600 Kansas City, Missouri 64111 Attn: Robert L. Smith Facsimile: 816-756-5552	$457,742.00	$151,410.94	28,209.90 Class B Common Units****	10.18%

Larry Buffington 25422 Vinechase Drive Porter, TX 77365 Fax No. (281) 348-0863	$65,000.00	$0	5,850.00 Class B Common Units***** 1,000 Class C Common Units	2.47%

Global Strategy & Capital Group, Inc. d.b.a. CRESO Capital Partners 660 Newport Center Drive, Suite 800 Newport Beach, CA 92660 Fax No. (949) 209-5441 Attn: Thomas Papa	$11,375.00	$0	1,023.75 Class B Common Units****** 175 Class C Common Units	0.43%

TOTALS	$5,197,300.00	$1,444,043.00	277,093.40 Common Units	100.00%

* Issued pursuant to that certain Securities Purchase Agreement, dated July 24, 2007, between the Company, C3 Capital Partners, L.P., and C3 Capital Partners II, L.P. , and reflects the redemption of 221.08 and 160.10 Preferred Units owned by C3 Capital Partners, L.P.  and C3 Capital Partners II, L.P., respectively, by the Company pursuant to this Amendment No. 3 to First Amended and Restated Operating Agreement of Liquidmetal Coatings, LLC.

**Preferred Unit Holders shall have zero percentage interests in the Company.  All of the Preferred Unit Holders’ rights to certain allocations and distributions are provided for in the Operating Agreement.

***Issued pursuant to that certain Asset Purchase and Contribution Agreement, dated July 24, 2007, between the Company and Liquidmetal Technologies, Inc. and Amendment No. 1 to First Amended and Restated Operating Agreement of Liquidmetal Coatings, LLC dated October 6, 2009.

****Issued pursuant to that certain Securities Purchase Agreement, dated July 24, 2007, between the Company, C3 Capital Partners, L.P., and C3 Capital Partners II, L.P. and Amendment No. 1 to First Amended and Restated Operating Agreement of Liquidmetal Coatings, LLC dated October 6, 2009.

*****Issued pursuant to that certain Employment Agreement, dated July 24, 2007, between the Company and Larry Buffington and Amendment No. 1 to First Amended and Restated Operating Agreement of Liquidmetal Coatings, LLC dated October 6, 2009.

******Issued as consideration for placement agent services and Amendment No. 1 to First Amended and Restated Operating Agreement of Liquidmetal Coatings, LLC dated October 6, 2009..